General Municipal
      Money Market Fund

      ANNUAL REPORT November 30, 2002

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              General Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General Municipal Money Market Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

As  we  approach  year-end,  it  appears  likely  that  2002  will  be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. As a result, many investors have turned to the relative stability of the money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and reduce current income taxes. Others, however, have recently employed money market funds in an attempt to time the
stock    market.

In our view, the latter strategy involves greater risks than most can afford. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did General Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2002, the fund's Class A shares produced a 1.02% yield, Class B shares produced a 0.59% yield and Class X shares produced a 0.56% yield. Taking into account the effects of compounding, the fund's Class A, Class B and Class X shares produced effective yields of 1.02%, 0.59% and 0.56%, respectively.(1)

The fund's performance is primarily the result of weak economic conditions and declining interest rates, which caused tax-exempt money market yields to remain near historically low levels. Yields were also affected by surging demand from investors seeking a stable alternative to a falling stock market.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal personal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by investing substantially all of the fund's net assets in high-quality, tax-exempt municipal money market instruments from issuers throughout the United States and its territories that provide income exempt from federal personal income tax. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate cycles.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then-current

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by low interest rates and heightened investor demand. When the reporting period began, the nation was mired in recession. In response, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by continuing to reduce short-term interest rates, driving short-term interest rates to 1.75% by the end of 2001, their lowest level in 40 years. In this environment, yields on one-year tax-exempt notes fell to historically low levels.

However, despite the start of a recovery early in 2002, the economy generally failed to respond to the Fed's short-term interest-rate cuts. As a result, early expectations that the Fed would raise interest rates gave way to the belief that further rate cuts might be necessary. Indeed, in November 2002, the Fed reduced short-term interest rates another 0.50 percentage points in an attempt to tide the economy over a "soft spot" caused by corporate accounting scandals and the threat of war in Iraq.

In addition, a highly volatile stock market caused a "flight to quality" among investors who sought a relatively stable investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds rose throughout the reporting period, creating additional downward pressure on yields.

As the national economy faltered, many state and local governments experienced budget shortfalls. In many cases, governments bridged their deficits by cutting expenses, raising certain taxes, tapping rainy day funds and borrowing in the tax-exempt bond market. As a result, issuance of short-term, tax-exempt securities rose approximately 50% compared to the same period one year earlier. The increased supply kept short-term municipal yields attractive relative to taxable counterparts. Although an increase in the supply of tax-exempt securities usually puts upward pressure on yields, most new issuance during the reporting period was easily absorbed by the surge in demand from risk-averse
equity   investors,   and   tax-exempt   money   market  yields  remained  low.


What is the fund's current strategy?

Despite low prevailing yields, we believe that tax-exempt money market securities currently represent excellent values when compared to comparable taxable money market instruments. That's because, as of the reporting period's end, some short-term municipal securities provided yields that were 98% to 100% of the yields offered by taxable U.S. Treasury bills. Historically, the average has hovered around 65% to 70%. This unusually high-yield relationship recently has attracted a number of non-traditional buyers to the municipal money markets, further intensifying investor demand.

Because of the uncertain economic environment, we generally have maintained a conservative investment strategy, emphasizing preservation of capital and broad diversification. Accordingly, we have set the fund's weighted average maturity at points that are either in line with or slightly longer than those of its peer group. Because the yield differences between very short-term securities and one-year notes have been narrower than average, it has made little sense to extend the fund's weighted average maturity.

In addition, because of credit quality concerns in the weak economy, we have redoubled our focus on highly rated securities, often preferring securities backed by bank letters of credit or municipal bond insurance.(2) We believe, these strategies should help the fund weather the current period of economic weakness while maintaining the flexibility we need to capture higher tax-exempt yields if and when they become available.

December 16, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B AND CLASS X SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B AND CLASS X YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE FUND'S EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED A NET YIELD OF 0.55% AND AN EFFECTIVE NET YIELD OF 0.55%, AND THE FUND'S CLASS X SHARES WOULD HAVE PRODUCED A NET YIELD OF 0.54% AND AN EFFECTIVE NET YIELD OF 0.54%.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2002




                                                                                            Principal
TAX EXEMPT INVESTMENTS--99.2%                                                              Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.1%

The Industrial Development Board of the City of
  Fultondale, IDR, VRDN (Melsur Corp. Project)

   1.30% (LOC; Key Bank)                                                                      4,570,000  (a)           4,570,000

Port City Medical Clinic Board, Revenues, VRDN

   (Infirmary Health) 1.20% (Liquidity Facility:
   Bank of Nova Scotia and KBC Bank)                                                          5,000,000  (a)           5,000,000

ARIZONA--4.1%

Apache County Industrial Development Authority, IDR, VRDN

  (Tucson Electric Power Springerville Project)

   1.25% (LOC; The Bank of New York)                                                          6,300,000  (a)           6,300,000

Arizona Educational Loan Marketing Corporation

  Educational Loan Revenue, VRDN

   1.30% (Insured; MBIA and Liquidity Facility;
   State Street Bank and Trust Co.)                                                          10,675,000  (a)          10,675,000

Phoenix Industrial Development Authority, MFHR
   Refunding, VRDN (Southwest Village Apartments
   Project) 1.15% (LOC; FNMA)                                                                10,600,000  (a)          10,600,000

Tucson and Pima County Industrial Development
   Authorities, SFMR 1.35%, 1/15/2003
   (GIC; Trinity Funding Corp.)                                                               8,000,000                8,000,000

ARKANSAS--1.5%

Arkansas Development Finance Authority, MFHR, VRDN

  (Chapelridge of Cabot Housing Project)

   1.31% (LOC; Regions Bank)                                                                  6,675,000  (a)           6,675,000

Springdale, IDR (Advanced Environmental Project)

   1.75%, 1/16/2003 (LOC; Bayerische Landesbank)                                              6,500,000                6,500,000

CALIFORNIA--4.2%

California Department of Water Resources
   Power Supply Revenue 1.80%, 1/16/2003
   (Insured; FSA and Liquidity Facility; Dexia Credit Locale)                                15,000,000               15,000,000

California Higher Education Loan Authority Incorporated

   Student Loan Revenue 1.65%, 7/1/2003
   (LOC; Student Loan Marketing Association)                                                  7,700,000                7,700,000

California Pollution Control Financing Authority
   SWDR, VRDN (Norcal Waste System Inc. Project)

   1.25% (LOC; Comerica Bank)                                                                14,000,000  (a)          14,000,000

COLORADO--1.9%

Colorado Housing and Finance Authority, MFHR

   1.75%, 10/1/2003 (GIC; CDC Funding Corp.
   and Liquidity Facility; FHLB)                                                              5,000,000                5,000,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

El Paso County School District Number 11 Colorado Springs

   GO Notes, TAN 2.50%, 6/30/2003                                                             6,000,000                6,037,848

Southern Ute Indian Tribe of Southern Ute Indian Reservation

   Industrial Revenue 1.62%, 8/7/2003
   (Liquidity Facility; Bank One)                                                             5,000,000                5,000,000

DELAWARE--2.3%

Delaware Economic Development Authority, IDR, VRDN

  (Delaware Clean Power Project)

   1.40% (LOC; Motiva Enterprises)                                                           20,000,000  (a)          20,000,000

DISTRICT OF COLUMBIA--1.7%

District of Columbia, College and University Revenue, VRDN
   (Trinity College) 1.26% (LOC; Wachovia Bank)                                               9,675,000  (a)           9,675,000

District of Columbia, Water and Sewer Authority

  Public Utility Revenue, Merlots Program, VRDN

   1.32% (Insured; FSA and LOC; Wachovia Bank)                                                5,450,000  (a)           5,450,000

FLORIDA--2.1%

Bay County Housing Finance Authority, SFMR, VRDN

  Merlots Program 1.37% (Liquidity Facility; Wachovia

   Bank and LOC: FNMA and GNMA)                                                               5,855,000  (a)           5,855,000

Miami-Dade County, CP
   (Miami-Dade Aviation Authority):

      1.50%, 12/11/2002 (Liquidity Facility:
         Bayerische Landesbank, JPMorgan Chase Bank
         and State Street Bank and Trust Co.)                                                 5,008,000                5,008,000

      1.35%, 1/8/2003 (LOC: Bayerische Landesbank,

         JPMorgan Chase Bank and State
         Street Bank and Trust Co.)                                                           7,500,000                7,500,000

GEORGIA--4.4%

Albany Dougherty Payroll Development Authority, PCR

   Refunding, VRDN (Phillip Morris Co. Inc.) 1.50%                                           10,200,000  (a)          10,200,000

Cobb County Housing Authority, MFHR, Refunding, VRDN

   (Six Flags Association) 1.15% (LOC; FHLM)                                                  5,490,000  (a)           5,490,000

Columbia County Development Authority, Private
   Schools Revenue, VRDN (Augusta Preparatory Project)

   1.35% (LOC; Wachovia Bank)                                                                 3,900,000  (a)           3,900,000

Gwinnett County School District, GO Notes

   Construction Sales Tax Notes 2.50%, 12/27/2002                                            10,000,000               10,006,224

Jefferson Development Authority, IDR, VRDN

  (Ringwood Containers Project)

   1.25% (LOC; Bank of America)                                                               3,200,000  (a)           3,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Savannah Economic Development Authority

  Exempt Facility Revenue, VRDN (Home Depot

   Project) 1.25% (LOC; SunTrust Bank)                                                        5,000,000  (a)           5,000,000

ILLINOIS--8.5%

Chicago O'Hare International Airport, Special Facility

  Revenue, VRDN (O'Hare Technical Center II Project)

   1.28% (LOC; ABN-AMRO)                                                                      8,000,000  (a)           8,000,000

Cook County, Community Consolidated School District
   Number 21 Wheeling, TAW 2.70%, 6/16/2003                                                   7,500,000                7,527,755

Du Page County, Motor Fuel Tax Revenue

   6.50%, 1/1/2003 (Insured; FSA)                                                             3,400,000                3,412,912

Glendale Heights, MFHR, Refunding, VRDN

   (Glendale Lakes Project) 1.20% (LOC; FHLM)                                                 4,845,000  (a)           4,845,000

State of Illinois, Revenue Anticipation Certificates:

   2.25%, 1/15/2003                                                                           8,000,000                8,009,020

   2.50%, 5/15/2003                                                                           7,000,000                7,034,728

Illinois Development Finance Authority, Revenue, VRDN

  (Evanston Northwestern)

   1.15% (Liquidity Facility; Bank One)                                                      20,000,000  (a)          20,000,000

Illinois Educational Facilities Authority, College and
   University Revenue, VRDN (Art Institute of Chicago)
   1.20% (Liquidity Facility; Bank of Montreal)                                               5,800,000  (a)           5,800,000

Illinois Health Facilities Authority, Revenues

   (Evanston Northwestern Corp.) 1.30%, 3/6/2003                                              9,000,000                9,000,000

INDIANA--1.1%

Indiana Health Facility Financing Authority, Revenue, VRDN

   (Union Hospital Inc. Project) 1.35% (LOC; Fifth Third Bank)                                8,000,000  (a)           8,000,000

Indiana Housing Finance Authority, SFMR, VRDN
   Merlots Program 1.37% (Liquidity Facility;
   Wachovia Bank and LOC: FNMA and GNMA )                                                     1,915,000  (a)           1,915,000

IOWA--1.0%

Iowa Higher Education Loan Authority, College and

   University Revenue, RAN (Palmer Chiropractic
   University) 3.25%, 5/23/2003                                                               1,350,000                1,354,677

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 1.30%                                                  7,000,000  (a)           7,000,000

KANSAS--3.6%

Kansas Development Finance Authority, MFHR
   Refunding, VRDN (Chesapeake Apartments
   Project) 1.19% (LOC; FHLB)                                                                 5,000,000  (a)           5,000,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS (CONTINUED)

Mission, MFHR, Refunding, VRDN (The Falls

   Apartments Project) 1.28% (LOC; FNMA)                                                      6,000,000  (a)           6,000,000

Unified Government of Wyandotte County/Kansas City

  GO Notes:

      Municipal Temporary Notes 2.25%, 2/1/2003                                               7,574,450                7,573,147

      Renewal Municipal Temporary Notes
         1.75%, 2/1/2003                                                                      3,135,490                3,135,490

City of Wichita, GO Notes

   2.50%, 2/20/2003                                                                          10,000,000               10,025,546

KENTUCKY--3.3%

Fort Mitchell League of Cities Funding, Trust

  Lease Program, LR, VRDN

   1.24% (LOC; U.S. Bank NA)                                                                 10,000,000  (a)          10,000,000

Kentucky Asset/Liability Commission General Fund

   Revenue 2.75%, 6/26/2003                                                                   9,000,000                9,054,789

Ohio County, PCR, VRDN (Big Rivers Electric
   Corporation Project) 1.25% (Insured; AMBAC
   and Liquidity Facility; Credit Suisse)                                                    10,000,000  (a)          10,000,000

LOUISIANA--1.1%

Louisiana Public Facilities Authority, VRDN:

  HR, Hospital Equipment and Capital Financing

      Refunding Program 1.30% (LOC; Bank One)                                                 4,000,000  (a)           4,000,000

   Revenues, Equipment and Capital Facilities Pooled

      Loan Program 1.26% (LOC; KBC Bank)                                                      5,700,000  (a)           5,700,000

MAINE--1.3%

Maine Health and Higher Educational Facilities Authority

  College and University Revenue, VRDN

   1.25% (Insured; AMBAC and Liquidity Facility; KBC Bank)                                   11,415,000  (a)          11,415,000

MARYLAND--1.7%

Frederick County, Revenue, VRDN

   (Homewood Inc. Facility) 1.42% (LOC; Allfirst Bank)                                        5,250,000  (a)           5,250,000

Maryland Economic Development Corporation, Revenue

  VRDN:

      (CWI Limited Partnership Facility)
         1.52% (LOC; Allfirst Bank)                                                           3,415,000  (a)           3,415,000

      (John Schmitz and Sons Inc.)
         1.52% (LOC; Allfirst Bank)                                                           2,610,000  (a)           2,610,000

Maryland Industrial Development Financing Authority

  Revenue, VRDN (Mercy High School Facility)

   1.42% (LOC; Allfirst Bank)                                                                 3,800,000  (a)           3,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--3.9%

Boston, GO Notes, BAN 4%, 2/1/2003                                                            1,300,000                1,305,678

Koch Certificates of Trust, Revenue, VRDN

  1.31% (Insured; AMBAC and Liquidity Facility;

   State Street Bank and Trust Co.)                                                           5,000,000  (a)           5,000,000

State of Massachusetts, CP:

   1.40%, 12/06/2002 (LOC; Bayerische Landesbank)                                            10,000,000               10,000,000

   1.30%, 12/12/2002 (LOC; Bayerische Landesbank)                                            10,000,000               10,000,000

Mendon Upton Regional School District, GO Notes, BAN

   2.25%, 9/19/2003                                                                           7,500,000                7,547,280

MICHIGAN--5.8%

Detroit, Sewage Disposal Revenue
   VRDN, Merlots Program 1.32% (Insured; MBIA
   and Liquidity Facility; Wachovia Bank)                                                    10,460,000  (a)          10,460,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Healthcare Equipment Loan Program

   1.35% (LOC; ABN-AMRO)                                                                     25,700,000  (a)          25,700,000

Michigan Municipal Bond Authority, Revenue

   2.25%, 8/22/2003 (LOC; JPMorgan Chase Bank)                                               10,000,000               10,056,984

Michigan Strategic Fund, LOR, VRDN

   (D&R Paint Co. Project) 1.31% (LOC; Fifth Third Bank)                                      4,515,000  (a)           4,515,000

MINNESOTA--.3%

Saint Paul Housing and Redevelopment Authority
   MFHR, Refunding, VRDN (Hampden Square
   Apartments) 1.35% (LOC; FNMA)                                                              2,840,000  (a)           2,840,000

MISSISSIPPI--1.4%

State of Mississippi, GO Notes, Capital Improvement

   5.50%, 12/15/2002                                                                          1,000,000  b             1,001,653

Mississippi Business Finance Corporation, IDR, VRDN

  (Bruce Furniture Industries Project)

   1.45% (LOC; Wachovia Bank)                                                                 3,500,000  (a)           3,500,000

Mississippi Development Bank Special Obligation

  VRDN, Merlots Program

   1.32% (Insured; AMBAC and LOC; Wachovia Bank)                                              7,500,000  (a)           7,500,000

MISSOURI--1.6%

Kansas City Industrial Development Authority, Revenue, VRDN

  (Alphapointe Associates for the Blind)

   1.25% (LOC; U.S. Bank NA)                                                                  5,500,000  (a)           5,500,000

Missouri Health and Educational Facilities Authority, Health
   Facilities Revenue, VRDN (Deaconess Long Term Care):

      1.25% (LOC; Bank One)                                                                   8,300,000  (a)           8,300,000

      1.35% (LOC; Bank One)                                                                     200,000  (a)             200,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--.8%

Nevada Housing Division, Multiple-Unit Housing
   Revenue, VRDN (Silverado) 1.25% (LOC; FNMA)                                                6,710,000  (a)           6,710,000

NEW HAMPSHIRE--1.9%

New Hampshire Health and Education Authority, HR, VRDN

  (Wentworth Douglass Hospital) 1.25% (Insured; Asset

   Guaranty and Liquidity Facility; Fleet National Bank)                                      7,500,000  (a)           7,500,000

New Hampshire Health and Education Facilities Authority

  College and University Revenue, VRDN

   (Colby-Sawyer College) 1.40% (LOC; Allied Irish Bank)                                      5,500,000  (a)           5,500,000

New Hampshire Housing Finance Authority, SFHR, VRDN

   Merlots Program 1.37% (LOC; Wachovia Bank)                                                 3,725,000  (a)           3,725,000

NEW JERSEY--1.2%

New Brunswick, GO Notes:

   BAN 1.85%, 8/13/2003                                                                       5,000,000                5,012,715

   Temporary Notes 1.85%, 8/13/2003                                                           5,000,000                5,012,610

NEW YORK--4.2%

Monroe County, GO Notes, RAN 2.50%, 4/15/2003                                                 5,000,000                5,018,333

New York, GO Notes, RAN 2.50%, 4/11/2003                                                     17,410,000               17,474,675

Oneida Indian Nation, Recreational Revenue
  GO Notes, VRDN:

      1.75% (LOC; Key Bank)                                                                  14,200,000  (a)          14,200,000

      1.85% (LOC; Key Bank)                                                                     100,000  (a)             100,000

NORTH CAROLINA--1.1%

North Carolina Capital Facilities Finance Agency

  College and University Revenue, VRDN

   (Wolfpack Club Project) 1.25% (LOC; Bank of America)                                       9,000,000  (a)           9,000,000

OHIO--2.2%

Cuyahoga Community College District General
   Receipts, Revenue, VRDN 1.25% (Insured; AMBAC
   and Liquidity Facility; Key Bank)                                                          5,000,000  (a)           5,000,000

Dublin City School District, GO Notes, School Facilities
   Construction and Improvements 1.71%, 10/15/2003                                            3,500,000                3,506,281

Grove City, Multi-Family Housing and Mortgage Revenue

   VRDN (Regency Arms Apartments) 1.35% (LOC; FNMA)                                           3,000,000  (a)           3,000,000

Lucas County, Facilities Improvement Revenue, VRDN

   (Toledo Society) 1.21% (LOC; Fifth Third Bank)                                             7,200,000  (a)           7,200,000

OREGON--1.2%

Port of Portland, Special Obligation Revenue, VRDN

  (Portland Bulk Terminals LLC Project)

   1.30% (LOC; Canadian Imperial Bank)                                                       10,000,000  (a)          10,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--7.9%

Berks County Industrial Development Authority, IDR, VRDN

   (EJB Paving and Materials) 1.50% (LOC; Wachovia Bank)                                      1,400,000  (a)           1,400,000

Emmaus, General Authority Revenue, VRDN

   1.25% (GIC; Goldman Sachs and Co.)                                                        27,600,000  (a)          27,600,000

Lancaster County Hospital Authority, VRDN:

   Health Center Revenue (Masonic Homes) 1.30%
      (Insured; AMBAC and Liquidity Facility; PNC Bank)                                      11,590,000  (a)          11,590,000

   Senior Living Facilities Revenue (Quarryville

      Presbyterian) 1.30% (LOC; Allfirst Bank)                                                8,760,000  (a)           8,760,000

Lehigh County Industrial Development Authority

  IDR, VRDN (Cherrydale Farms Project)

   1.50% (LOC; Wachovia Bank)                                                                 1,500,000  (a)           1,500,000

Manheim Township School District, GO Notes, VRDN

   1.20% (Insured; FSA and Liquidity Facility;
   Dexia Credit Locale)                                                                       4,000,000  (a)           4,000,000

Pennsylvania Higher Education Assistance Agency, Student
   Loan Revenue, VRDN, Merlots Program 1.37% (Insured;
   FSA and Liquidity Facility; Wachovia Bank)                                                 8,495,000  (a)           8,495,000

Philadelphia Hospital and Higher Education
   Facilities Authority, Revenues, VRDN (Wills Eye
   Hospital Project) 1.40% (LOC; JPMorgan Chase Bank)                                         5,800,000  (a)           5,800,000

RHODE ISLAND--1.5%

Rhode Island Industrial Facilities Corporation, IDR, VRDN

   (Cooley Inc. Project) 1.40% (LOC; Fleet National Bank)                                     2,750,000  (a)           2,750,000

Rhode Island Student Loan Authority
   Student Loan Revenue, VRDN

   1.25% (LOC; State Street Bank and Trust Co.)                                               8,000,000  (a)           8,000,000

Tobacco Settlement Financing Corporation, Revenue

   VRDN 1.34% (Liquidity Facility; Merrill Lynch)                                             2,500,000  (a)           2,500,000

SOUTH CAROLINA--1.3%

Town of Lexington, Water and Sewer
   Revenue, VRDN 1.25% (Insured; MBIA and
   Liquidity Facility; South Trust Bank)                                                      5,505,000  (a)           5,505,000

South Carolina Jobs Economic Development Authority

  EDR, VRDN (Virtual Image Technology)

   1.30% (LOC; Royal Bank of Canada)                                                          6,000,000  (a)           6,000,000

TENNESSEE--1.9%

Chattanooga Health, Education and Housing Facility Board

   Revenues (North Park Hospital Project) 8.50%, 2/1/2003                                     6,300,000  (b)           6,493,010

Johnson City Health and Educational Facilities Board, HR

  VRDN, Merlots Program 1.37% (Insured; MBIA and

   Liquidity Facility; Wachovia Bank)                                                         4,945,000  (a)           4,945,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (CONTINUED)

Sevier County Public Building Authority, Revenues, VRDN

  (Local Government Public Improvement):

    1.15% (Insured; AMBAC and Liquidity Facility;

         JPMorgan Chase Bank)                                                                 1,000,000  (a)           1,000,000

      1.20% (Insured; AMBAC and Liquidity Facility;

         Landesbank Hessen-Thuringen Girozentrale)                                            4,050,000  (a)           4,050,000

TEXAS--11.4%

Capital Industrial Development Corporation, SWDR, VRDN

  (Texas Disposal System Inc. Project)

   1.25% (LOC; Bank of America)                                                               4,640,000  (a)           4,640,000

Greater East Higher Education, Student Loan Revenue

   VRDN 1.25% (LOC; Student Loan Marketing Association)                                      20,000,000  (a)          20,000,000

Greater Student Loan Corporation
   Student Loan Revenue, VRDN:

      1.25% (LOC; Student Loan Marketing Association)                                         7,000,000  (a)           7,000,000

      Refunding 1.25% (LOC; Student
         Loan Marketing Association)                                                          9,000,000  (a)           9,000,000

Houston, Water and Sewer System Revenue:

   6.375%, 12/1/2002                                                                          5,380,000  (b)           5,488,303

   CP 1.45%, 12/12/2002 (Liquidity Facility: Bayerishe

      Landesbank and Westdeutshe Landesbank)                                                 15,000,000               15,000,000

North Texas Higher Education Authority Inc.

  Student Loan Revenue, VRDN

   1.25% (LOC: Bank of America and Dexia Credit Locale)                                      10,000,000  (a)          10,000,000

State of Texas, TRAN 2.75%, 8/29/2003                                                         4,000,000                4,028,731

University of Texas System Board of Regents

  University Revenue, CP:

      1.35%, 12/3/2002                                                                        7,100,000                7,100,000

      2%, 12/4/2002                                                                          17,200,000               17,200,973

UTAH--.6%

Weber County, GO Notes, TRAN 3%, 12/30/2002                                                   5,250,000                5,256,631

WASHINGTON--2.3%

Chelan County Public Utility District Number 001

  Consolidated Revenue, VRDN, Merlots Program 1.37%

   (Insured; MBIA and Liquidity Facility; Wachovia Bank)                                      6,995,000  (a)           6,995,000

Port of Seattle, Revenue, VRDN, Merlots Program 1.37%

   (Insured; FGIC and Liquidity Facility; Wachovia Bank)                                      5,685,000  (a)           5,685,000

Seattle, CP (Municipal Light and Power)

   1.30%, 1/13/2003 (LOC; JPMorgan Chase Bank)                                                7,500,000                7,500,000

WEST VIRGINIA--.5%

Pendleton County, IDR, VRDN

   (Greer Steel Project) 1.40% (LOC; PNC Bank)                                                2,000,000  (a)           2,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA (CONTINUED)

West Virginia Hospital Finance Authority, Revenues
   VRDN, WVHA Pooled Loan Financing Program
   1.45% (Liqudity Facility: Bank of America,
   Bank of Nova Scotia and Banque Paribas)                                                    2,700,000  (a)           2,700,000

WISCONSIN--.5%

South Milwaukee School District, BAN 2.20%, 3/10/2003  4,000,000  4,001,307

WYOMING--.8%

Campbell County, IDR (Two Elk Power General
   Station Project) 2.10%, 12/3/2002
   (Liquidity Facility; Bayerische Landesbank)                                                7,000,000                7,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $863,585,089)                                                             99.2%              863,590,300

CASH AND RECEIVABLES (NET)                                                                          .8%                6,865,691

NET ASSETS                                                                                       100.0%              870,455,991




Summary of Abbreviations
AMBAC                American Municipal Bond                     IDR                  Industrial Development Revenue
                     Assurance Corporation

BAN                  Bond Anticipation Notes                     LOC                  Letter of Credit

CP                   Commercial Paper                            LOR                  Limited Obligation Revenue

EDR                  Economic Development Revenue                LR                   Lease Revenue

FGIC                 Financial Guaranty Insurance                MBIA                 Municipal Bond Investors Assurance
                     Company                                                          Insurance Corporation

FHLB                 Federal Home Loan Bank                      MFHR                 Multi-Family Housing Revenue

FHLM                 Federal Home Loan Mortgage                  PCR                  Pollution Control Revenue

FNMA                 Federal National Mortgage                   RAN                  Revenue Anticipation Notes
                     Association

FSA                  Financial Security Assurance                SFHR                 Single Family Housing Revenue

GIC                  Guaranteed Investment Contract              SFMR                 Single Family Mortgage Revenue

GNMA                 Government National Mortgage                SWDR                 Solid Waste Disposal Revenue
                     Association

GO                   General Obligation                          TAN                  Tax Anticipation Notes

HR                   Hospital Revenue                            TAW                  Tax Anticipation Warrants

                                                                 TRAN                 Tax and Revenue Anticipation Notes

                                                                 VRDN                 Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               84.6

AAA, AA, A(c)                    Aaa, Aa, A(c)                   AAA, AA, A(c)                                     8.7

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      6.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           863,585,089   863,590,300

Cash                                                                  4,100,941

Interest receivable                                                   3,373,557

Prepaid expenses                                                         44,875

                                                                    871,109,673
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           582,525

Accrued expenses                                                         71,157

                                                                        653,682
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      870,455,991
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     870,471,384

Accumulated net realized gain (loss) on investments                    (20,604)

Accumulated gross unrealized appreciation on investments                  5,211
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      870,455,991

NET ASSET VALUE PER SHARE


                                                                              Class A                  Class B              Class X
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            309,158,800               561,088,266              208,925

Shares Outstanding                                                        309,452,452               561,091,281              208,927
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                    1.00                      1.00                1.00


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,483,215

EXPENSES:

Management fee--Note 2(a)                                            4,554,174

Shareholder servicing costs--Note 2(c)                               1,883,973

Distribution fees and prospectus--Note 2(b)                          1,148,474

Custodian fees                                                          91,537

Registration fees                                                       75,823

Professional fees                                                       57,211

Directors' fees and expenses--Note 2(d)                                 25,254

Prospectus and shareholders' reports                                    14,007

Miscellaneous                                                           23,612

TOTAL EXPENSES                                                       7,874,065

Less--reduction in shareholder servicing costs
  due to undertaking--Note 2(c)                                       (215,813)

NET EXPENSES                                                         7,658,252

INVESTMENT INCOME--NET                                               6,824,963
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 (7,251)

Net unrealized appreciation (depreciation) on investments                4,432

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (2,819)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,822,144

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                           -------------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,824,963          17,001,078

Net realized gain (loss) on investments           (7,251)              (1,328)

Net unrealized appreciation
   (depreciation) on investments                   4,432                  779

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,822,144            17,000,529
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,445,370)          (7,864,282)

Class B shares                                (3,378,429)          (9,131,745)

Class X shares                                    (1,164)              (5,051)

TOTAL DIVIDENDS                               (6,824,963)         (17,001,078)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                              1,562,870,026       1,150,136,337

Class B shares                              1,766,854,064       1,537,149,000

Dividends reinvested:

Class A shares                                  3,335,728          7,621,070

Class B shares                                  3,370,347          9,061,662

Class X shares                                      1,164              3,724

Cost of shares redeemed:

Class A shares                            (1,543,010,799)      (1,143,429,748)

Class B shares                            (1,656,749,159)      (1,510,637,323)

Class X shares                                          -            (78,817)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           136,671,371           49,825,905

TOTAL INCREASE (DECREASE) IN NET ASSETS      136,668,552           49,825,356
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           733,787,439          683,962,083

END OF PERIOD                                 870,455,991          733,787,439

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended November 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .010           .026           .035           .027          .030

Distributions:

Dividends from investment
   income--net                                                   (.010)         (.026)         (.035)         (.027)        (.030)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.02           2.59           3.56           2.71          3.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .57            .57            .58            .58           .60

Ratio of net investment income

   to average net assets                                         1.02           2.50           3.51           2.68          2.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         309,159        285,966        271,638        285,849       280,398

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended November 30,
                                                                --------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .021          .031           .023          .026

Distributions:

Dividends from investment income--net                            (.006)         (.021)        (.031)         (.023)        (.026)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .59           2.16          3.16           2.31          2.64
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00            .98           .98            .98           .96

Ratio of net investment income

   to average net assets                                          .59           2.12          3.10           2.29          2.59

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .04            .06           .07            .07           .09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         561,088         447,614      412,041        376,104       377,636

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended November 30,
                                                                     --------------------------------------------------------------

CLASS X SHARES                                                       2002             2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 1.00             1.00            1.00             1.00

Investment Operations:

Investment income--net                                                .006              .021           .031             .012

Distributions:

Dividends from investment income--net                                (.006)            (.021)          (.031)           (.012)

Net asset value, end of period                                       1.00              1.00            1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      .56               2.10           3.12             2.43(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.03               1.03           1.05             1.05(b)

Ratio of net investment income

   to average net assets                                              .56               2.14           3.19             2.22(b)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                         .02                .03            .07              .18(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                 209                208            283                1

(A) FROM JUNE 1, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1999.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Municipal Money Market Fund (the "fund") is a separate diversified series of General Municipal Money Market Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering one series, which is the fund. The fund's investment objective is to maximize current income exempt from federal personal income tax, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"),  a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 16.5 billion shares of $.001 par value Common Stock. The fund is currently authorized to issue three classes of shares: Class A (15 billion shares authorized), Class B (1 billion shares authorized) and Class X shares (500 million shares authorized). Class A shares, Class B shares and Class X shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B and Class X shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class A, Class B and Class X shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $71,404 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $17,818 is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2002. If not applied, $9,239 of the carryover expires in fiscal 2006, $1,328 expires in fiscal 2009 and $7,251 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended November 30, 2002 and November 30, 2001, respectively, were all tax exempt income.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1-1/2% of the average value of the fund's net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan") adopted pursuant to Rule 12b-1 under the Act,

Class B shares bear directly the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing shares at an annual rate of .20 of 1% of the value of their average daily net assets. During the period ended November 30, 2002, Class B shares were charged $1,147,953 pursuant to the Class B Distribution Plan.

Under the Distribution Plan with respect to Class X ("Class X Distribution Plan") adopted pursuant to Rule 12b-1 under the Act, Class X shares pay the Distributor for distributing Class X shares at an annual rate of .25 of 1% of the value of their average daily net assets. During the period ended November 30, 2002, Class X shares were charged $521 pursuant to the Class X Distribution Plan.

(C) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, Class A shares were charged $83,656 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B and Class X ("Shareholder Services Plan") Class B and Class X shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B and Class X

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager has undertaken from December 1, 2001 through November 30, 2002, that if the aggregate expenses of Class B and Class X shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% for Class B shares and 1.05% for Class X shares, of their average daily net assets, the Manager will reimburse the expenses of the fund under the Shareholder Services Plan, to the extent of any excess expense and up to the full fee payable under the Shareholder Services Plan. During the period ended November 30, 2002, Class B and Class X shares were charged $1,430,796 and $521, respectively, pursuant to the Shareholder Services Plan, of which $215,781 and $32, respectively, were reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $44,853 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General Municipal Money Market Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General Municipal Money Market Fund (one of the Series comprising General Municipal Money Market Funds, Inc.) as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Money Market Fund, at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

January 9, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman  of  the  Board  and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (59)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate  Clinical  Professor  of  Psychiatry  at  Cornell  Medical  School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (59)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old, and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        General Municipal Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  918AR1102